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                                                                    Exhibit 22.1

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                                                                                        STATE OR
                                                       % OF                          JURISDICTION
                                                      VOTING                         UNDER THE LAW
                                                     SECURITIES                         OF WHICH
                                                        OWNED                           ORGANIZED
                                                     -----------                     ----------------
Subsidiaries of National City Corporation:
------------------------------------------
National City Bank.........................             100%                           United States
National City Bank, Northwest..............             100%                           United States
National City Bank, Columbus...............             100%                           United States
National City Bank, Dayton*................             100%                           United States
National City Bank, Northeast..............             100%                           United States
National City Bank, Ashland................             99.5%                          United States
Buckeye Service Corp.......................             100%                           Ohio
National City Capital Corporation..........             100%                           Delaware
NC Acquisition, Inc. (Inactive)............             100%                           Delaware
National City Credit Corporation...........             100%                           Ohio
NatCity Investments, Inc...................             100%                           Indiana
National City Venture Corporation..........             100%                           Ohio
National City Holding Company (Inactive)...             100%                           Delaware
National City Community Development
    Corporation............................             100%                           Ohio
Cortland Bancorp...........................             7.15%                          Ohio
National City Life Insurance Company.......             100%                           Arizona
National City Mortgage Company.............             100%                           Ohio
National City Trust Company*...............             100%                           United States
Money Station Inc..........................             16.3%                          United States
National City Financial Corporation........             100%                           Ohio
Ohio National Corporation of Columbus......             100%                           Ohio
Gem America Realty and Investment
    Corporation............................             100%                           Ohio
National City Bank, Southern Indiana.......             100%                           United States
National City Bank, Kentucky...............             100%                           United States
National Asset Management Corporation......             100%                           Kentucky
National City Processing Company...........             100%                           Arizona
Second Premises Corporation................             100%                           Kentucky
National City Bank, Indiana................             100%                           United States
Circle Equity Leasing Corporation
   of Michigan.............................             100%                           Michigan
The Madison Bank & Trust Company...........             100%                           Indiana
Merchants Capital Management, Inc..........             100%                           Indiana
Merchants Mortgage Corporation.............             100%                           Indiana
Merchants Service Corporation..............             100%                           Indiana
Mortgage Company of Indiana, Inc...........             100%                           Indiana
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dpl5OO54.cht

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                                                                                             STATE OR
                                                              % OF                        JURISDICTION
                                                             VOTING                       UNDER THE LAW
                                                            SECURITIES                      OF WHICH
                                                               OWNED                        ORGANIZED
                                                            -----------                   --------------
Subsidiaries of National City Bank:
-----------------------------------
Capstone Realty, Inc.....................                       100%                    Indiana
MNB Trustee Company (UK), Ltd............                       50%                     United Kingdom
National City Investments Corporation....                       100%                    Kentucky
Subsidiaries of National City Bank, Columbus:
---------------------------------------------
Scott Street Properties, Inc.............                       100%                    Ohio
Subsidiaries of National City Bank, Northeast:
----------------------------------------------
AKREO Service Corp.......................                       100%                    Ohio
Subsidiaries of Gem America Realty and Investment Corp.:
--------------------------------------------------------
Gem Financial Insurance Agency, Inc......                       100%                    Ohio
Subsidiaries of National City Bank, Kentucky:
---------------------------------------------
NCBK Holdings, Inc.......................                       100%                    Kentucky
Churchhill Insurance Agency, Inc.........                       100%                    Kentucky
National City Leasing Corporation........                       100%                    Kentucky
First National Broadway Corp.............                       100%                    Kentucky
First Premises Corporation...............                       100%                    Kentucky
FNB Service Corporation..................                       100%                    Kentucky
National Capital Properties, Inc.........                       100%                    Kentucky
Subsidiaries of National City Processing Company:
------------------------------------------------
NPC Internacional, S.A. de C.V...........                       99.6%                   Mexico
B & L Consultants, Inc...................                       100%                    Massachusetts
NPC Check Services, Inc..................                       100%                    Delaware
Subsidiaries of National City Bank, Indiana:
---------------------------------------------
Ash Realty Company, Inc..................                       100%                    Indiana
Bank Service Corporation of Indiana......                       33-1/3%                 Indiana
MNB Financial Corp.......................                       100%                    Indiana
MNB Trustee Company (UK), Ltd............                       50%                     United Kingdom
Newcorp. Inc.............................                       100%                    Indiana
Subsidiaries of Circle Equity Leasing Corporation of Michigan:
--------------------------------------------------------------
Circle Acceptance Leasing Corporation....                       100%                    Ohio
Subsidiaries of The Madison Bank and Trust Company:
---------------------------------------------------
National City Insurance Agency, Inc......                       100%                    Indiana
Subsidiaries of Ash Realty Company, Inc.:
-----------------------------------------
Sterling Equities Corp...................                       100%                    Indiana
Subsidiaries of MNB Financial Corp.:
------------------------------------
Indiana Plaza Leasing, Inc...............                       100%                    New York


______________________
*Except for directors' qualifying shares.
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